                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           November 8, 2000
                                                      --------------------------


                    Pennsylvania Real Estate Investment Trust
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Pennsylvania                      1-6300                  23-6216339
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania           19102
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:        (215) 875-0700
                                                      ------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         Pennsylvania Real Estate Investment Trust today announced that its Board of Trustees approved a quarterly cash dividend of $0.51 per share, an 8.5% increase compared to the $0.47 per share for the previous 27 consecutive quarters. The dividend will be paid on December 15, 2000 to shareholders of record on November 30, 2000. A copy of the press release is filed as Exhibit
99.1 and incorporated into this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

Exhibit No.                                Description
-----------                                -----------
   99.1                       Press Release dated November 8, 2000.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST



Date:  November 8, 2000             By: /s/ Ronald Rubin
                                        --------------------------------------
                                        Ronald Rubin
                                        Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------
   99.1                Press Release dated November 8, 2000